Exhibit 32.1


                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Southwest Airlines Co. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gary C. Kelly, Chief Executive Officer and Vice Chairman of the Board of Directors of the Company, and Laura H. Wright, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 21, 2005
                                             By	  /s/ Gary C. Kelly
                                                  Gary C. Kelly
                                                  Chief Executive Officer and
                                                  Vice Chairman of the Board
                                                  of Directors


                                                  /s/ Laura H. Wright
                                                  Laura H. Wright
                                                  Chief Financial Officer